STANDARD SUBLEASE
                  American Industrial Real Estate Association
                                     [LOGO]

1. Parties. This Sublease, dated, for reference purposes only, June 20, 1997, is made by and between Verticom, Inc. (herein called "Sublessor") and Arterial Vascular Engineering, Inc. (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Sonoma, State of California, commonly known as 1201 Corporate Center Parkway and described as approximately 10,000 s.f. of a 47,938 s.f. building known as Building B in the complex A.P. #035-133-019 as shown on Exhibit A.

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Said  real  property,  including  the  land  and all  improvements  thereon,  is hereinafter called the "Premises".

3. Term.

     3.1 Term. The term of this Sublease shall be for eighteen (18) months commencing on September 1, 1997 and ending on February 28, 1999 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date. Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below. See Exhibit B-1, Paragraph 2.

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $12,500, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $12,500 as rent for September. See Addendum No. 1, Paragraph 7.

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Rent for any  period  during  the term  hereof  which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $12,500 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit. Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. Use.

     6.1 Use. The Premises shall be used and occupied only for research and development, manufacturing, general office and for no other purpose.

     6.2 Compliance with Law.

         (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

         (b) Except as provided in paragraph 6.2(a). Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

     6.3 Condition of Premises. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7. Master Lease

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated October 27, 1995 wherein Santa Rosa Corporate Center Associates is the lessor, hereinafter referred to as the "Master Lessor".

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each, and every obligation of Sublessor under the Master Lease except as otherwise set forth in Addendum No. 1.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8. [Section omitted]

9. Consent of Master Lessor.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 [Paragraph omitted]

     9.3 In the event that Master Lessor does give such consent then:

         (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

         (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

         (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

         (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. Brokers Fee.

     10.1 After execution hereof by all parties and upon occupancy by Sublessee, Sublessor shall pay to Keegan and Coppin Co. Inc., a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $13,500 for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 [Paragraph omitted]

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. Attorney's fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

Al1 parties to the Sublease and the Broker agree to the Arbitration of Disputes language attached as Exhibit E.

l2. Additional Provisions. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]


Addendum #1
Exhibit A - Floor Plan
Exhibit C - Standard Lease Disclosure
Exhibit D - Agency Disclosure
Exhibit E - Arbitration of Disputes




If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.

Executed at
           ---------------------------  ----------------------------------------
on         July 8, 1997                 By /s/  Douglas G. Dellin CEO
  ------------------------------------    --------------------------------------
address                                 By
       -------------------------------    --------------------------------------

--------------------------------------        "Sublessor" (Corporate Seal)

Executed at                                Arterial Vascular Engineering, Inc.
           ---------------------------  ----------------------------------------
on         July 9, 1997                 By /s/ Lawrence J. Fassler
  ------------------------------------    --------------------------------------
address                                 By     General Counsel and Secretary
       -------------------------------    --------------------------------------

--------------------------------------        "Sublessee" (Corporate Seal)

Executed at
           ---------------------------  ----------------------------------------
on
  ------------------------------------  ----------------------------------------
address                                 By
       -------------------------------    --------------------------------------

--------------------------------------        "Master Lessor" (Corporate Seal)

Executed at
           ---------------------------  ----------------------------------------
on
  ------------------------------------  ----------------------------------------
address                                 By
       -------------------------------    --------------------------------------

--------------------------------------                "Guarantors"



NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

                                  ADDENDUM # 1

                   To Lease dated July 2, 1997 by and between
  Sublessor Verticom, Inc., and Sublessee Arterial Vascular Engineering. Inc.

1.   Tenant Improvement Scope:

     Sublessor and Sublessee have approved plans and specifications covering the layout of the premises and the scope of responsibility of the Tenant Improvements between Sublessor and Sublessee as stipulated in lease, in the Exhibit B of lease or Work Letter. Said approval shall be forthcoming within thirty (30) days of acceptance hereof.

     Sublessee to install Tenant Improvements in a quality good workmanlike manner in accordance with approved plans and specification within sixty
     (60) days of acceptance hereof.

     Sublessor shall inspect said premises within three (3) business days of completion to ascertain that Tenant Improvements have been installed in accordance with plans and specifications. Sublessor shall provide a "punch list" of items not in accordance with plans and specifications or not installed in a good workmanlike manner. Sublessee shall have thirty (30) days to correct said punch list items.

     Sublessee  shall remove all mechanic's  liens,  and will satisfy all claims and meet all contract requirements with suppliers, contractors and employees arising out of said installation of improvements. Sublessee to have workman compensation and liability insurance with a minimum $1,000,000 per occurrence for said installation and to name Sublessor additional insured. Sublessee shall indemnify and hold harmless Sublessor for all claims of employees, invitees, materialmen, supplier arising out of said installation.

2.   Financial Information

     Sublessor  has  reviewed  and  approved  financial   statements   regarding
     Sublessee.

3.   Permits

     If required Sublessee will obtain a use permit and a wastewater discharge permit from the appropriate municipality within thirty (30) days of acceptance hereof. Sublessee shall use due diligence in pursuing such permits and pay all costs associated with them. Sublessee shall have the responsibility to maintain any use permits and to comply with all terms and conditions of said use permits during the term of this Lease. If Sublessee's application for a use permit is denied, Sublessor or Sublessee may declare this lease void, in which event all deposits and prepaid rent shall be returned to Sublessee.

4.   Hazardous Waste

     Sublessee has provided Sublessor with its MSDA on the following chemicals - Isopropyl alcohol, Posphoric Acid, Nitric Acid, Synergy CCS, Eposy Resin and Oxalic Acid which may be stored on site. Sublessor has reviewed and approved the use of these materials in the premises.

     "If Sublessee, his invitees, employees, agents or associates cause or allow a spill, or contamination of the premises, common area, soil or surrounding area, then it will be the responsibility of Sublessee to clean up said hazard to the degree required and within the time frame set by any public entity which has jurisdiction and particularly in response to the Super Fund Act and Proposition 65."

5.   Area Measurement:

     Sublessee   and   Sublessor   has  reviewed  and  approved  the  system  of
     measurement, the useable and rentable square footage of the subject premises.

6.   Associations and Expenses:

     Sublessee has reviewed and approved CC&R's, any common area association and budget, rules, expenses, and use conditions pertaining thereto. Sublessee is not required to make any payments for common area charges detailed in Paragraph 11.4 of the Master Lease.

7.   Rent:

     This Sublease is on a Full Service Basis. There are no additional charges in excess of the $12,500 per month rental charge contemplated by this Sublease. The full service sublease includes the following services:
     a. Janitorial  service  on every  weekday  (see  janitorial  below)
     b. All utility services including sewer, water, electrical power, gas and compressed air, (see utilities and facility requirements below).

     All additional payments made by Sublessor to Masterlessor pursuant to the terms of the Master Lease including the cost of property taxes (Paragraph 10.1), the cost of property insurance (Paragraph 8.2) and, the cost of common area charges (Paragraph 11.4) shall remain the sole obligation of the Sublessor.

8.   Parking:

     Sublessee shall be entitled to the use of sixty (60) parking spaces on an unreserved basis free of charge.

9.   Facility Requirements:

     Sublessor shall provide the following services to the Sublessee:
     a. Electrical - 225 amp, three phase supply; sublessee will distribute.
     b. Compressed Air - 120PSI, CDA system, maximum 520 SCFH @ 120 PSI
     c. Temperature   and  humidity  support   equipment  to  be  furnished  and
     maintained by Verticom to achieve 68 to 73 degrees and 20%-70% relative humidity.
     d. 10" exhaust duct, AVE to supply fan and roof penetration.

     While every possible attempt will be made to guarantee that all services, facilities and systems are available for use by AVE at all times, VertiCom will not be responsible for any charges or damages relating to mechanical failure, system performance issues, maintenance downtime or any other conditions that would temporarily prevent the services from being available to AVE.

10.  Janitorial Services:

     Sublessor to provide Sublessee with daily janitorial service i.e., Monday through Friday with a monthly expense cap of $1,200 per month. Any specialized cleaning materials related to AVE's clean room operation will be funished by AVE.

11.  Utilities:

     Sublessor shall provide Sublessee with all standard business park utilities, however, electrical service shall be capped at $2,500 per month. Any excess electrical charge attributable to AVE occupancy shall be paid by AVE as additional rent with the following months rental payment.

12.  Early Access:

     Upon full execution of the Sublease Agreement, issuance of an insurance certificate and payment of prepaid rent and security deposit, AVE will be allowed access to the sublet premises to design and construct the proposed interior improvements.

13.  Roll-up Door Access:

     Verticom to approve the use of the shipping and receiving docks by AVE for the movement of large pieces of equipment with prior notification and according to security procedures. No shared use of space is contemplated by this Sublease.

Agreed by: Sublessee: /s/ Lawrence J. Fassler        Date: 7/9/97
                      ------------------------             ------

Agreed by: Sublessor: /s/ Douglas G. Dellin          Date: 7/8/97
                      ------------------------             ------
                      Chairman & CEO

                                   WORK LETTER
                                   EXHIBIT B 1

Arterial Vascular Engineering, Inc. (AVE) and Verticom, Inc. (VI) are executing simultaneously with this Letter Agreement, the written lease to which this Letter Agreement is attached covering the premises described in said lease (hereinafter called "the premises").

To induce AVE to enter into said lease (which is hereby incorporated by reference to the extent that the provisions of this agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, VI and AVE mutually agree as follows:

1. AVE PLANS AND SPECIFICATIONS

(a) Except to the extent otherwise provided in subparagraphs (b) and (c) of this paragraph, AVE agrees to furnish at its sole cost and expense, all architectural, mechanical, and electrical engineering plans required for the performance of the work herein below described, including complete detailed plans and specifications for Lessee's partition layout, reflective ceiling, heating and air conditioning, electrical outlets and switches and telephone outlets. Eric Glass of Glass Architecture has been retained to perform architectural services. A preliminary space plan has been attached as Exhibit B2.
The layout shall be approved by each of the parties hereto and attached to this lease and shall become a part thereof and shall be described as Exhibit B2.

(b) It is understood and agreed that any interior decorating service, such as selection of special wall coverings, fixtures, carpeting, and any or all other decorator items required by Lessee in the performance of said work referred to hereinabove in subparagraph (a) shall be at AVE's sole cost and expense.

(c) It is understood and agreed that all plans and specifications referred to hereinabove in subparagraph (a) are subject to VI's approval, which VI agrees shall not be unreasonably withheld. It is also understood that VI is not making any improvements to the premises and that the space is to be subleased on an "as-is" basis except for seismic bracing of T-bar ceiling.

2. IMPROVEMENT WORK

AVE to install improvements in a good workmanlike manner and in accordance with the City approved plans and specifications. AVE to proceed diligently with said installation so as to meet the occupancy date stipulated in the lease. If AVE encounters third party delays in completion of the improvements, and as long as AVE maintains a best efforts basis to complete construction, then the occupancy date and lease commencement date shall be extended by the amount of such delay.

A general contractor's cost breakdown is provided as Exhibit B3 for a scope of work reference.

Upon termination of the Sublease, VI shall have the right to have AVE restore the sublet premises to its original condition except for the toilet improvements. AVE shall have the right to remove its trade fixtures including clean room, HEPA filters, duct fan, chiller, office furniture, etc. AVE will repair all damage caused by said removal.


SUBLESSOR                               SUBLESSEE

/s/ Douglas G. Dellin                   /s/ Lawrence J. Fassler
-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

-----------------------------           -----------------------------

                                   EXHIBIT B2
                             Preliminary Space Plan


                               [GRAPHIC OMITTED]

                          LEASING DISCLOSURE REGARDING
                         REAL ESTATE AGENCY RELATIONSHIP

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.
                                SUBLESSOR'S AGENT
A Sublessor's agent under a listing agreement with the Sublessor acts as the agent for the Sublessor. A Sublessor's agent or a subagent of that agent has the following affirmative obligations:
To the Sublessor:
(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in dealing with the Sublessor.
To the Sublessee and the Sublessor:
(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
{b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.
                               SUBLESSEE'S AGENT
A Sublessee's agent can, with a Sublessee's consent, agree to act as agent for the Sublessee only. In these situations, the agent is not the Sublessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Sublessor. An agent acting only for a Sublessee has the following affirmative obligations.
To the Sublessee:
(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Sublessee.
To the Sublessee and the Sublessor:
(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party which does not involve the affirmative duties set forth above.
                 AGENT REPRESENTING BOTH SUBLESSOR AND SUBLESSEE
A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Sublessor and the Sublessee in a transaction, but only with the knowledge and consent of both the Sublessor and the Sublessee.

In a dual agency situation, the agent has the following affirmative obligations to both the Sublessor and the Sublessee.

(a) A fiduciary duty of utmost care, integrity, honest and loyalty in the dealings with either Sublessor or Sublessee.
(b) Other duties to the Sublessor and the Sublessee as stated above in their respective sections.

In representing both Sublessor and Sublessee, the agent may not, without the express permission of the respective party, disclose to the other party that the Sublessor will accept a rent less than the listed rent or that the Sublessee will pay a rent greater than the rent offered.

The above duties of the agent in a real estate transaction do not relieve a Sublessor or Sublessee from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

We acknowledge receipt of a copy of this disclosure.

Sublessor/Sublessee /s/ Douglas G. Dellin                   Date 7/8/97
                    -----------------------------                ---------------
Sublessor/Sublessee /s/ Lawrence J. Fassler                 Date 7/9/97
                    -----------------------------                ---------------
================================================================================
                    SIGN BELOW TO AUTHORIZE TYPE OF AGENCY

Keegan & Coppin Company, Inc., is the agent of (check one).
(Name of Listing Agent)
     The Sublessor exclusively; or
-----
  X  Both the Sublessee and Sublessor
-----

CONFIRMED AND AUTHORIZED:

Sublessor /s/ Douglas G. Dellin                              Date 7/8/97
          -----------------------------                          ---------------
Sublessor                                                    Date
          -----------------------------                          ---------------

Agent                                            By          Date
     -----------------------------------------     --------      ---------------
--------------------------------------------------------------------------------
Keegan & Coppin Company, Inc., is the agent of (check one):
(Name of Sublessee's agent)
     The Sublessee exclusively; or
-----
     The Sublessor exclusively; or
-----
  X  Both the Sublessee and Sublessor
-----

CONFIRMED AND AUTHORIZED:

Sublessee /s/ Lawrence J. Fassler                  Date 7/9/97
          -----------------------------                ---------------
Sublessee                                          Date
          -----------------------------                ---------------

Agent                                            By          Date
     -----------------------------------------     --------      ---------------

                                   EXHIBIT E

                            ARBITRATION OF DISPUTES

                                   FOR LEASE

Any dispute or claim in law or equity arising out of this contract or any resulting transaction shall be decided by neutral binding arbitration in accordance with the rules of the American Arbitration Association, and not by court action except as provided by California law for judicial review of arbitration proceedings. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery in accordance with Code of Civil Procedure Section 1283.05. The following matters are excluded from arbitration hereunder: (a) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or real property sales contract as defined in Civil Code Section 2985, (b) an unlawful detainer action, (c) the filing or enforcement of a mechanic's lien, (d) any matter which is within the jurisdiction of a probate court, or small claims court, or an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure Section 337.1 or Section 337.15 applies. The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

Any dispute or claim by or against broker(s) and/or associate licensee(s) participating in this transaction shall be submitted to arbitration consistent with the provision above only if the broker(s) and/or associate licensee(s) making the claim or against whom the claim is made shall have agreed to submit it to arbitration consistent with this provision.


"NOTICE: BY INITIALLING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW, AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN COURT OR JURY TRIAL. BY INITIALLING IN THE SPACE BELOW, YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."


"WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION."

(    )  (/s/ LF)  Lessee agrees            (    )  (    ) Lessee does not agrees
 ----    -------                            ----    ----
(    )  (/s/ DGD) Lessor agrees            (    )  (    ) Lessor does not agrees
 ----    -------                            ----    ----
(    )  (/s/ FR)  Lessee's Broker agrees
 ----    -------
(    )  (      )  Lessor's Broker agrees
 ----    -------

                                   Exhibit B3
Dave Bailey Construction, Inc.
--------------------------------------------------------------------------------
Contractors License No. 550323             55 St. James Drive            5/30/97
(707)579-4334                              Santa Rosa, CA 95403
                                  COST BREAKDOWN      NOTES/CHANGES
Job: Applied Vascular Engnieering Circadian Way
------------------------------------------------------------------------------------------------------------------------------------
       Item                      Cost
 1.  Walls - complete           $18,236.     Framing, insulation and sheetrock, patching as required
 2.  HVAC                        $2,000.     Allowance for duct relocation and restroom exhaust
 3.  Electrical                  $4,100.     Allowance for light relocation, plugs, phone jacks and power poles in open areas
 4.  Acoutsic Ceiling            $2,100.     Vinyl tiles in clean room, gown and wash areas
 5.  Fire Sprinklers             $1,550.     Additional heads at new walls - allowance
 6.  Doors, Hdwr & Trim          $4,430.     Relocated doors and frames from Skylane
 7.  Interior glass                $504.     Tempered panels and new windows
 8.  Mini-blinds                     $0.
 9.  Cabinets & Shelves            $540.     Restroom counters
10.  Painting                    $3,876.     Paint new walls, doors and frames
11.  Wallcovering                    $0.
12.  Plumbing                    $8,500.     Restroom plumbing allowance
13.  Carpet/flooring/base        $5,000.     Patch VCT throughout, new rubber base at new walls - allowance
14.  Restroom partitions         $2,400.
15.  Restroom accessories        $1,500.
16.                           0      $0.
17.  Clean Room allowance       $26,000.     $15/sq.ft. allowance for clean room related HVAC, electrical and gas/air
18.                           0      $0.
19.  Concrete cut / patch          $780.     For restroom plumbing
20.  Demolition                    $858.     Wall cap, some walls, minimal floor areas
21.  Dumpsters                     $280.
22.  Lift rental                     $0.
23.  Clean up                    $1,500.
24.  Contingency                 $5,000.     5% for siesmic retrofit on grid and other unknowns.

25.  Sub-contract Total         $89,154.

26.  Supervision and misc.       $4,458.
27.  Overhead and Profit         $8,915.

28.  Total of D.B.C. Costs     $102,527.
29.  Architertural/permit            $0.
                               -----------------------------------------------------------------------------------------------------
30.  ***TOTAL COST             $102,527.

                                    EXHIBIT C

                       STANDARD LEASE DISCLOSURE ADDENDUM

Notice to Owners, Buyers and Tenants Regarding Hazardous Waste or Substances and Underground Storage Tanks

Comprehensive federal and state laws and regulations have been enacted in the the last few years in an effort to develop controls over the use, storage, handling, cleanup, removal and disposal of hazardous wastes or substances. Some of these laws and regulations, such as, for example, the so-called "Super Fund Act", provide for broad liability schemes wherein an owner, tenant or other user of the property may be liable for cleanup costs and damages regardless of fault. Other laws and regulations set standards for the handling of asbestos or establish requirements for the use, modification, abandonment, or closing of underground storage tanks.

It is not practical or possible to list all such laws and regulations in this Notice. Therefore, lessors and lessees are urged to consult legal counsel to determine their respective rights and liabilities with respect to the issues described in this Notice as well as other aspects of the proposed transaction. If various materials that have been or may be in the future determined to be toxic, hazardous or undesirable, or are going to be used, stored, handled or disposed of on the property, or if the property has or may have underground storage tanks for storage of such hazardous materials, or that such materials may be in the equipment, improvements or soil, it is essential that legal and technical advice be obtained to determine, among other things, what permits and approvals have been or may be required, if any, the estimated costs and expenses associated with the use, storage, handling, cleanup, removal or disposal of the hazardous wastes or substances and what contractual provisions and protection are necessary or desirable. It may also be important to obtain expert assistance for site investigations and building inspections. The past uses of the property may provide valuable information as to the likelihood of hazardous wastes or substances, or underground storage tanks being on the property.

The term "hazardous wastes or substances" is used in this Notice in its very broadest sense and includes, but is not limited to, all those listed under Proposition 65, petroleum base products, paints and solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammmonium compounds, asbestos, PCBs and other chemical products. Hazardous wastes or substances and underground storage tanks may be present on all types of real property. This Notice is, therefore, meant to apply to any transaction involving any type of real property, whether improved or unimproved.

Although Keegan & Coppin Co., Inc. or its salespeople, will disclose any knowledge it actually possesses with respect to the existence of hazardous wastes or substances, or underground storage tanks on the property, Keegan & Coppin Co., Inc. has not made investigations or obtained reports regarding the subject matter of this Notice, except as may be described in a separate written document, studies or investigation by experts. Therefore, unless there are additional documents or studies attached to this notice, lease or contract, this will serve as notification that Keegan & Coppin Co., Inc. or its salespeople make no representation regarding the existence or non-existence of hazardous wastes or substances, or underground storage tanks on the property. You should contact a professional, such as a civil engineer, geologist, industrial hygienist or other persons with experience in these matters to advise you concerning the property.

Americans with Disabilities Act (ADA)

On July 26, 1991, the federal legislation known as the Americans with Disabilities Act (ADA) was signed into law by President Bush. The purpose of the ADA is to integrate persons with disabilities into the economic and social mainstream of American life. Title III of the ADA applies to Lessors and Lessees of "places of public accommodation" and "commercial facilities", and requires that places of public accommodation undertake "readily achievable" removal of communication and access barriers to the disabled. This requirement of Title III of the ADA is effective January 26, 1992.

It is important that building owners identify and undertake "readily achievable" removal of any such barriers in the common areas, sidewalks, parking lots and other areas of the building under their control.

The lessor and lessee is responsible for compliance with ADA relating to removal of barriers within the workplace i.e., arrangement of interior furnishings and access within the premises, and any improvements installed by lessor and lessee.

Keegan & Coppin Company, Inc. recommends that both parties seek expert advice regarding the implications of the Act as it affects this agreement.

Alquist-Priolo:

"The property which is the subject of this contract may be situated in a Special Study Zone as designated under the Alquist-Priolo Geologic Hazard Act, Sections 2621-2625, inclusive, of the Caifornia Public Resources Code; and, as such, the construction or development on this property of any structure for human occupancy may be subject to the findings of geologic report prepared by a geologist registered in the State of California, unless such report is waived by the City or County under the terms of that act. No representations on the subject are made by the lessor or agent, and the lessee should make his own inquiry or investigation".

Flood Hazard Area Disclosure:

The subject property may be situated in a "Special Flood Hazard Area" as set forth on a Federal Emergency Management Agency (FEMA) "Flood Insurance Rate Map"
(FIRM) or "Flood Hazard Boundary Map" (FHBM). The law provides that, as a condition of obtaining financing on most structures located in a "Special Floods Hazard Area", lender requires flood insurance where the property or its attachments are security for a loan. Lessee should consult with experts concerning the possible risk of flooding.


     Acknowledgment:

     Lessee: /s/ Lawrence J. Fassler                      Date:     7/9/97
             ------------------------                          ------------

     Lessor: /s/ Douglas G. Dellin                       Date:   7/8/97
             ------------------------                          ------------

                                INDUSTRIAL LEASE

                                    BETWEEN

                     Santa Rosa Corporate Center Associates


                                  as LANDLORD

                                      and

                                 Verticom, Inc.

                                   as TENANT

                               TABLE OF CONTENTS

                                                                            PAGE

                           Defined Terms .................................... ii
Article 1.        Parties ...................................................  1
Article 2.        Premises ..................................................  1
Article 3.        Term ......................................................  1
Article 4.        Rent ......................................................  1
Article 5.        Security Deposit ..........................................  3
Article 6.        Use .......................................................  3
Article 7.        Maintenance, Repairs and Alterations ......................  4
Article 8.        Insurance; Indemnity ......................................  7
Article 9.        Damage or Destruction .....................................  9
Article 10.       Real Property Taxes ....................................... 10
Article 11.       Common Areas .............................................. 11
Article 12.       Utilities ................................................. 12
Article 13.       Assignment and Subletting ................................. 12
Article 14.       Defaults; Remedies ........................................ 14
Article 15.       Condemnation .............................................. 16
Article 16.       General Provisions ........................................ 16
Article 17.       Performance Bond ...... ................................... 18
Article 18.       Brokers ................................................... 18
Article 19.       Interest on Past Due Obligations .......................... 19
Article 20.       Interest Rate ............................................. 19
Article 21.       Signs, etc. ............................................... 19
Article 22.       Notices ................................................... 19
Article 23.       Control of Lease Over Laws of General Application ......... 19

      EXHIBIT A   Map showing Park and Premises
      EXHIBIT B   Sign Criteria
      EXHIBIT C   Subordination, non-disturbance and Attornment Agreement
      ADDENDUM 1  Hazardous Materials

                                 DEFINED TERMS

Defined Term                                            Article in which Defined
Additional Rent ........................................................... 4.4
Adjustment Dates .......................................................... 4.3
Base Rent ................................................................. 4.2
Commencement Date ......................................................... 3.1
Common Areas ............................................................. 11.1
Condemnation ..............................................................  15
Consumer Price Index ...................................................... 4.3
Interest Rate .............................................................  20
Landlord ........................................................... 1 and 16.2
Landlord Delay .......................................................... 3.2(d)
Option Period ............................................................. 3.4
Option Period Adjustment Dates .......................................... 4.5(b)
Park ......................................................................   2
Preliminary Improvement Plan ............................................ 7.6(c)
Premises ..................................................................   2
Real Property Tax ........................................................ 10.2
Special Improvements .................................................... 7.6(a)
Target Date ........................ ...................................... 3.1
Tenant ....................................................................   1
Tenant Allowance ........................................................ 7.6(a)
Tenant Allowance Termination Date ....................................... 4.2(b)
Tenant Delay ............................................................ 3.2(c)
Third Party Delay ....................................................... 3.2(b)
Toxic Materials ........................................................... 6.3

                                INDUSTRIAL LEASE

                               -- MODIFIED NET --

1. Parties. This lease, dated for reference purposes only October 27, 1995, is made by and between Santa Rosa Corporate Center Associates, a general partnership (hereinafter called "Landlord"), and Verticom Inc., a California Corporation (hereinafter called "Tenant").

2. Premises. Landlord hereby Leases to Tenant and Tenant Leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Santa Rosa, County of Sonoma, State of California, and described as approximately 47,938 square feet, known as Building B and located in the complex of office/research and development buildings and related Common Areas (as hereinafter defined) commonly known as Santa Rosa Corporate Center and more particularly described as assessor's Parcel No. 035-133-019 (such complex hereinafter referred to as the "Park") Said Building B, or portion thereof, is herein called the "Premises." The address of the Premises is 1201 Corporate Center Parkway. A map showing the Park and Premises outlined in blue is attached hereto as EXHIBIT A and by this reference made a part hereof.

3. Term

     3.1 Term. The term of this Lease shall be for One-Hundred-Twenty ( 120 ) months, unless sooner terminated pursuant to any provision hereof. The term shall commence on December 15, 1995 (hereinafter referred to as the "Commencement Date"), notwithstanding the fact that the Special Improvements to the Premises (as defined in Section 7.6) may not be completed by said date.

     3.2 Intentionally Omitted

     3.3 Possession. Tenant shall be entitled to possession of the Premises immediately upon commencement of the term of this lease, provided, however, that Tenant shall be granted early access to the Premises upon mutual execution of this Lease for the purpose of installing the Special Improvements as provided for in Section 7.6 hereof. Any such early access shall be subject to the terms, provisions and conditions of this Lease (except for the payment of Base Rent, Common Area Charges and Real Property Taxes and (a) Tenant shall indemnify Landlord with respect to all claims arising out of such access and provided in
Article 8.7, and (b) Tenant shall, prior to such access, deliver to Landlord a certificate evidencing the existence and amount of insurance policies which fulfill the requirements set forth in Article 8 but which, in addition, commence prior to such early access and insure Landlord and Tenant against any liability, loss or damage arising out of such early access. It is specifically acknowledged and agreed that Tenant shall be responsible for the payment of utilities (as defined in Section 12) during any such period of early access.

     3.4 Intentionaily Omitted.

4. Rent

     4.1 Time and Manner of Payment. Except as provided in the last sentence of this Article 4.1, no Base Rent shall be due and owing hereunder until on and after the Commencement Date. Tenant shall pay the monthly Base Rent for the Premises in advance upon the Commencement Date and thereafter on the first day of each month of the term hereof. All rentals shall be paid to Landlord, without deductions of offset, in lawful money of the United States of America, at the address set forth herein for delivery of notices to Landlord, or to such other person or at such other place as Landlord may from time to time designate in writing. Base Rent for any period during the term hereof which is for less that one (1) month shall be a pro-rata portion of the monthly installment. Upon the execution of this Lease, Tenant shall pay Landlord the sum of Thirty-Eight Thousand Three Hundred-Fifty Dollars and Forty Cents ($ 38,350.40 ) as advance payment of Base Rent for the first month of the initial term hereunder.

4.2 Base Rent

         (a) Subject to the rent  adjustment  provisions of Articles  4.2(b) and
4.3 hereof, Tenant shall pay to Landlord, without notice from Landlord, Base Rent each month as follows (such rent, as adjusted from time to time hereunder, hereinafter referred to as "Base Rent"):

              MONTHS            BASE RENT
              ------            ---------

              1-120             $38,350.40      (subject to adjustment as
                                                provided in Section 4.3.)

         (b) Tenant shall be responsible from and after the Commencement Date for all other items payable by Tenant hereunder whether or not such items are designated as Additional Rent (defined in Article 4.4).

     4.3 Adjustment of Base Rent During Initial Term. The Base Rent payable hereunder shall be subject to an upward adjustment during the initial term of this Lease on the following dates (the "Adjustment Dates"):

December 15, 1998 (thirty-seventh month) and December 15, 2001 (seventy-third month).

The Base Rent payable hereunder shall be increased on each of the Adjustment Dates to an amount determined by multiplying $38,350.40 by a fraction, the numerator of which shall be the average of the three most recent monthly Consumer Price Index (as hereinafter defined) figures published prior to the date of such adjustment, and the denominator of which shall be the average of the three most recent monthly Consumer Price Index figures published prior to the Commencement Date; provided, however, that in no event shall the Base Rent for any month be less than the Base Rent for the immediately preceding month, nor shall the amount of the increase at each Adjustment Date be greater than 115% of the Base Rent Payable immediately prior to such Adjustment Date. As used herein, the term "Consumer Price Index" shall mean the monthly United States Department of Labor's Bureau of Labor Statistics Consumer Price Index, All Urban Wage Earners and Clerical Workers, All Items, for San Francisco-Oakland (1967 equals 100). Should Landlord lack sufficient data to make the determination specified in this section on the date of any such adjustment, Tenant shall continue to pay the monthly Base Rent payable immediately prior to such Adjustment Date. As soon as Landlord obtains the necessary data, it shall determine the Base Rent payable from and after such Adjustment Date and notify Tenant of the adjustment in writing. Should the monthly Base Rent for the period following such Adjustment Date exceed the amount previously paid by Tenant for such period, Tenant shall forthwith pays the difference to Landlord. If the Consumer Price Index is changed so that the base year differs from that used as of the month immediately preceding the Commencement Date, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor's Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the term of this Lease, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

     4.4 Net Rental. Landlord shall receive the Base Rent set forth in this Lease free and clear of any and all taxes (other than withholding taxes or income taxes), utilities, insurance premiums described in Article 8, Common Area charges described in Article 11.4, impositions, liens, charges or other expenses of any nature whatsoever in connection with the ownership and operation of the Premises during the term of this Lease. All such charges and expenses shall be deemed additional rent ("Additional Rent") hereunder and upon the failure of Tenant to pay any of such charges or expenses Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Base Rent. In addition to the foregoing charges and expenses, Tenant shall reimburse to Landlord as Additional Rent Landlord's cost of administration and management of this Lease and the Common Areas, to be paid at such time as other Additional Rent is required hereunder to be paid up to a maximum amount of $300.00 per month.

     5. Security Deposit. Upon execution of this lease, Tenant shall deliver to Landlord a security deposit in the amount of $651,956.80 (Initial Security Deposit), as security for Tenants performance of all of Tenant's covenants and obligations under this Lease; provided, however, that said Initial Security Deposit shall not be deemed an advance rent deposit or an advance payment of any other kind, or a measure of Landlord's damage upon Tenant's default. If Tenant fails to pay Base Rent or Additional Rent as required hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said Initial Security Deposit for the payment of any Base Rent or Additional Rent in default or for the payment of any other sum which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby, including without limitation, the cleaning, restoration and repair of the Premises. Landlord and Tenant agree that the Initial Security Deposit shall be invested in an interest bearing "money market" account in the name of the
Landlord and shall be deposited at a interest rate and with a banking institution of Landlord's choice, both in Landlord's sole and absolute discretion. Tenant acknowledges that preservation of the principal balance of the Initial Secuirty Deposit is an important consideration with respect to its investment, and as such, Tenant hereby waives any claims, past, present or future with respect to the method of investment of the Initial Security Deposit, including, but not limited to, any claim that alternative investment options may have earned a higher rate of interest; provided, however, that Landlord shall bear all risk with respect to any loss or reduction in the principle balance of the Initial Security Deposit.

Provided that (i) Tenant is not in breach of or in default under the Lease and there exists no act or omission on the part of Tenant which, with the passage of time or the giving of notice, or both would constitute a breach of or default under the Lease, and (ii) the Initial Security Deposit has not been used, applied or retained by Landlord pursuant to the foregoing provisions of this
Article 5, then (a) as and when the monthly installments of Base Rent come due with respect to each of the second (2nd) through seventeenth (17th) months of the Term, the Initial Security Deposit shall be reduced by the amount of $38,350.40 and such amount will be applied as a credit to pay the respective monthly installments of Base Rent as and when they become due during the second
(2nd) through the seventeenth (17th) months of the Term and (b) as and when the monthly installment of Base Rent comes due with respect to the eighteenth (18th) month of the Term, the entire remaining balance (including interest earned thereon) of the Initial Security Deposit shall be disbursed to Tenant (as opposed to being applied as a credit against Base Rent) provided; however, that said disbursement shall be conditioned upon Tenant first providing Landlord a cash deposit in the amount of $38,350.40 (Replacement Security Deposit), as security for Tenant's continued faithful performance of all of Tenant's covenants and obligations under this Lease. Landlord shall not be required to keep said $38,350.40 Replacement Security Deposit as a separate fund, but may commingle it with other funds. If Tenant performs all of Tenant's obligations hereunder, said Replacement Security Deposit or so much as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within thirty (30) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later.

6. Use.

     6.1 Use. The premises shall be used and occupied only for research and development, manufacturing, warehousing, sales, general office and related uses and for no other purpose without prior written consent of Landlord, which consent may be withheld or conditioned as Landlord may deem appropriate within the exercise of its sole discretion. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use.

     6.2 Compliance with Law. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term of any part of the term hereof regulating the use by Tenant of the Premises; provided that Tenant shall not be responsible for making any structural changes to the Building that may be required by applicable laws, unless such changes are necessitated by Tenant's acts, by Tenant's business or use of the Premises or by improvements made by or for Tenant. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or which shall tend to unreasonably disturb other tenants in the Park.

     6.3 Hazardous Materials. See Addendum I.

     6.4 Condition of Premises. Tenant hereby accepts the Premises in their condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

     6.5 Landlord's Rules and Regulations. Tenant shall faithfully observe and comply with the reasonable, nondiscriminatory rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules and regulations. The additions and modifications to those rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants provided that Landlord shall use reasonable efforts to enforce such compliance. Notwithstanding any other provision of this Article 6.5, Tenant shall in all events comply with all rules and regulations of Landlord designed to maintain the first-class image and aesthetically attractive nature of the Park.

7. Maintenance, Repairs and Alterations.

     7.1 Landlord's Obligations. Subject to the limitations on Landlord's obligations as set forth in Article 9, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at Landlord's expense, shall keep in good order, condition and repair the structural components of the (i) foundations, (ii) exterior walls and (iii) roof of the Premises. Notwithstanding the foregoing, Landlord shall not be responsible for any such maintenance, upkeep or repairs of the Premises to the extent that the same may be made necessary by or arise from Tenant's placement or servicing of, or other activities in relation to the location of, equipment on the roof (or penetration of the roof by such equipment) of the Premises (regardless of Tenant's having obtained, prior to the placement of any such equipment, the written approval of Landlord in accordance with Article 7.5 hereof), and Tenant shall be solely responsible for and shall pay the full cost of any such maintenance, upkeep or repairs. Landlord shall be obligated to paint such exterior walls as reasonably required, in Landlord's sole judgement. Landlord shall not be required to maintain the interior surface of exterior walls, windows, doors or place glass. In the event Landlord paints the exterior walls of the Premises, Landlord shall pay the costs thereof provided, that if the painting of such walls is made necessary because of Tenant's extraordinary or any acts of Tenant or its agents, employees, independent contractors, quests or invites use of the Premises or Tenant's failure to exercise ordinary care in its use and occupation of the Premises, all of Landlord's costs and expenses in connection with painting the exterior walls shall be borne by Tenant and shall become due and payable as Additional Rent together with Tenant's next rental installment. Landlord shall make repairs under this Article 7.1 within a reasonable time after receipt of written notice of the need for such repairs, which notice Tenant shall give promptly after it becomes aware of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense, to deduct the cost of repairs from Base Rent payable to Landlord or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

     7.2 Tenant's Obligations. Subject to the provisions of Article 7.1 and Landlord's obligations under Article 9, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises fixtures, interior walls, ceilings, windows, doors, plate glass, and roofing membrane and skylights located within the Premises and all truck loading areas and tank farm areas adjacent to the Premises and other areas included within the Premises,. Without limiting the generality of the foregoing, Tenant shall be obligated to make such repair or alterations to the Premises (including, without limitation, any improvements therein constructed by Tenant) in compliance with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term of this Lease, and such repairs or alterations shall be constructed in a manner and with materials equal to or better than the existing quality of the construction and materials of the Premises and performed by a contractor approved by Landlord. At Tenant's sole expense, Tenant shall hire and contract with a qualified heat, ventilation and air conditioning maintenance service approved by Landlord to provide inspections, repairs and maintenance of all such systems in the Premises. Such inspections, repairs and maintenance shall be performed at a minimum frequency of once each quarter. Tenant shall provide Landlord with a copy of Tenant's maintenance service contract.

     7.3 Surrender. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, uninsured casualty losses not caused by Tenant or Tenant's agents or employees, ordinary wear and tear and repair obligations of Landlord under this Lease excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment pursuant to Article 7.5, which repair shall include the patching and filling of holes and repair of structural damage.

     7.4 Landlord's Rights. If Tenant fails to perform Tenant's obligations under any provision of this Lease, Landlord may, at its option (but shall not be required to), enter upon the Premises, after ten (10) days prior written notice to Tenant or with no prior written notice of an emergency, and put the same in good order, condition and repair or otherwise perform Tenant's obligations hereunder, and the cost thereof (including, without limitation, Landlord's out-of-pocket expenses and reasonable attorneys' fees) together with interest thereon at the Interest Rate (as defined hereafter) shall, after Landlord notifies Tenant of such cost, become due and payable as Additional Rent to Landlord together with Tenant's next rental installment.

     7.5 Alterations and Additions.

         (a) Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, make any alterations, improvements, or additions in, on, or about the Premises, except for non-structural alterations not exceeding Five Thousand Dollars ($5,000) in cost. In the event
Tenant requests Landlord to consent to such alterations, improvements or additions, Tenant shall submit such information as Landlord may require, including but not limited to (i) plans and specifications, (ii) permits, licenses and bonds and (iii) evidence of contractor's insurance coverage in the types and amounts as Landlord shall deem appropriate. As a condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and restore the Premises to their prior condition, which requirement may be imposed by Landlord at the time of giving such consent.

         (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanics' liens, materialmen's liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanics' or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

         (c) Unless Landlord requires their removal, as set forth in Article 7.5
(a), all alterations, improvements, or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 7.5(c), Tenant's machinery, equipment and trade fixtures other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or which otherwise constitutes real property or a fixture under California law, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 7.3.

     (d) Notwithstanding the provisions of subparagraph (b) above, if any mechanics' or materialmen's lien is levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant, and Tenant contests in good faith the subject claim, then Tenant shall cause such lien to be released of record within twenty (20) days of Tenant's acquiring knowledge of its filing by payment or posting of a proper bond. If Tenant has not caused the lien to be so released within such 20-day period, Landlord, in addition to all other remedies provided in this Lease and by law, shall have the right, but shall not be obligated, to cause the lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to the lien. All payments made and expenses incurred by Landlord in connection with lien shall be considered Additional Rent pursuant to Article 14.5 below.

     7.6 Special Improvements.

         (a) Plans and Specifications. Tenant may cause the construction of special improvements to the Premises ("Special Improvements), all in accordance with the provisions set forth below.

     Tenant shall deliver to Landlord preliminary plans ("Preliminary Plans"), to be utilized in the preparation of final working drawings and specifications for any Special Improvements. Promptly (but in no event less than three (3) business days after its receipt of the Preliminary Plans), Landlord shall return the same to Tenant marked and accompanied by comments and Landlord's required revisions. Within five (5) days thereafter, Tenant shall submit two (2) sets of revised Preliminary Plans, revised to reflect and conform to Landlord's comments and requirements, to Landlord for its final review and approval. Within five (5) days following Landlord's approval of the Preliminary Plans, Tenant shall cause its architect to prepare and submit two (2) copies of working drawings and specifications ("Working Plans") to Landlord for its review and approval. Landlord shall advise Tenant promptly after landlord's receipt of the Working Plans, but in no event less than three (3) business days after its receipt thereof, of any required revisions. Within five (5) days thereafter, Tenant shall submit two (2) copies of the revised Working Plans to Landlord for its final review and approval.

     Concurrently with the above review and approval process, Tenant shall submit all plans and specifications to the City of Santa Rosa and other applicable governmental agencies to obtain governmental approvals and issuance of necessary permits and licenses to construct any Special Improvements as shown on the Working Plans.

     (b) Tenant shall cause the construction of any Special Improvements to be carried out in compliance with the Working Plans and all applicable zoning laws and regulations, applicable covenants, conditions, and restrictions, and otherwise in compliance with the provisions of Article 7.2 of the Lease. Prior to the commencement of construction, Tenant shall obtain course of construction and builder's "all risk" insurance in such amounts and form as Landlord requires, Liability insurance in the form and amounts required under the Lease, and such performance bonds in form and amounts as Landlord requires.

     Tenant shall cause the construction of any Special Improvements to be carried out with such materials, equipment, contractors and subcontractors as Tenant shall select, all of which shall be subject to Landlord's reasonable approval. Within ten (10) days after the approval of the final Working Plans in accordance with subparagraph (a) above or as soon as is reasonably possible thereafter, Tenant shall submit to Landlord for its review and approval (i) copies of all proposed construction contracts between Tenant and all contractors and between such contractors and all subcontractors for any Special Improvements, together with such background information on such contractors and subcontractors as Landlord may require; (ii) a listing of the make, model, type, grade, and all other characteristics requested by Landlord, of all materials, equipment and fixtures which Tenant proposes to install in or use in connection with any Special Improvements; and (iii) a budget setting forth in itemized fashion the costs of all materials, equipment, fixtures, contractors, subcontractors, laborers, permits, fees, licenses, and all other costs and expenses Tenant proposes to incur in connection with the construction of any Special Improvements (hereafter collectively any "Special Improvements Costs"). All such matters shall be subject to the approval of Landlord prior to the commencement of construction of any Special Improvements, provided that Landlord shall not unreasonably withhold its approval of any such matters and provided, further, that Landlord's failure to respond in writing to Tenant's request for approval of any such matter within five (5) business days shall be deemed to be an approval of such matter.

     Tenant shall have the responsibility to obtain all necessary construction and building permits and licenses necessary for the construction of any Special Improvements. Tenant shall cause construction of any Special Improvements in a good and workmanlike manner in strict accordance with the approved Working Plans. All Special Improvements Costs shall be paid for by and shall be the sole responsibility of the Tenant, including without limitation all costs of utilities, services and insurance on the Premises arising out of the construction of the Special Improvements. All construction of the Special Improvements shall be performed and completed lien free, and Tenant hereby indemnifies and agrees to defend and hold Landlord and the Premises free and harmless from any and all claims, losses, damages, actions and causes of action as may be incurred as a result of work performed or materials furnished in connection with construction of the Special Improvements. Landlord shall have the right to post notices of non-responsibility prior to the commencement of construction of the Special Improvements.

         (c) Tenant may from time to time request and obtain change orders during the course of construction of the Special Improvements, provided that:

                  (i) each such request shall be reasonable and in writing signed by or on behalf of Tenant;

                  (ii)  each  such  request   shall  not  result  in  any  major
structural change in the Building or Special Improvements;

                  (iii) Landlord shall have the right to approve or disapprove any requested change order, which approval shall not be unreasonably withheld;

                  (iv) all costs arising out of any approved change order, if any, shall be borne by Tenant;

                  (v) any resulting delay in the completion of the Special Improvements arising out of such change order shall not delay or extend the Commencement Date.

         (d) Landlord agrees to provide Tenant an allowance, (the "Allowance"), in the amount of Three-Hundred and Fifty-Thousand Dollars ($350,000) to defer costs associated with occupation of the Building; use of the allowance to be at the sole discretion of Tenant. Landlord to deliver the Three-Hundred and Fifty-Thousand Dollars ($350,000) to Tenant within seven (7) business days from deposit as required in paragraph 5.

         (e) Throughout the course of construction of any Special Improvements, Landlord shall have the unconditional right to review and inspect such construction by and through its agents and employees, including without limitation Landlord's Architect. If at any time Landlord disapproves of the materials or workmanship of any Special Improvements by Tenant, Landlord shall promptly give Tenant written notice thereof specifying the deficiencies or defects therein. Upon receipt of any such notice, Tenant shall immediately commence correction of the defect or deficiency in a manner and to a condition acceptable to Landlord. Should Tenant fail to commence to complete any such correction as herein provided, or should Landlord deliver to Tenant three (3) or more such notices during the course of construction of any Special Improvements, Landlord shall have the immediate right to order the discontinuance of any further construction of any Special Improvements by or on behalf of Tenant, and the Landlord may, but shall not be obligated to, complete the construction of any such Special Improvements in accordance with the Working Plans. Should Landlord elect to complete any Special Improvements as herein provided, Landlord shall be entitled to recover the costs of completing said construction, and any additional costs incurred in connection therewith shall be the obligation of and shall be paid by Tenant within ten (10) days after written demand by Landlord.

8. Insurance; Indemnity.

     8.1 Liability Insurance. Tenant shall obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000) combined single limit for injury or death of any person or persons and damage to property on an occurrence basis. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Said insurance policy shall not be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. In the even the Premises constitute a part of a larger property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Tenant shall, prior to possession of the Premises, deliver to Landlord a certificate evidencing the existence and amount of the public liability insurance required hereunder. Tenant shall be responsible for payment of any deductible amount required under such policy of insurance.

     8.2 Property Insurance. Landlord shall obtain and keep in force during the term of this Lease (i) a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all peril included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (excluding earthquake and flood if not available at commercially reasonable rates) (all risk) and sprinkler leakage, (ii) full coverage plate glass insurance on the Premises, (iii) boiler machinery insurance on all boilers, air conditioning equipment, and other pressure vessel systems located in, on, or about the Premises with limits of not less than One Million Dollars ($1,000,000) per occurrence, (iv) rent (including Additional Rent as specified in this Lease) loss insurance in favor of Landlord insuring Landlord against any loss of rental from damage or destruction of the Premises for a period of at least one year from the date of such damage or destruction. Landlord may also obtain (but shall not be obligated to do so) such other insurance as may be required by the holder(s) of a mortgage or deed of trust on the Premises or by prudent property management practices if available at commercially reasonable rates. Said insurance shall provide for payment for loss thereunder to Landlord or to the holder(s) of a mortgage or deed of trust on the Premises.

     8.3 Personal Property Insurance. Tenant shall keep in force during the term of this Lease insurance against loss or damage by fire and such other risk and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property, furniture, furnishings and fixtures belonging to Tenant located in the Premises for not less than 100% of the actual replacement value thereof. Tenant shall be responsible for payment of any deductible amount required by this Article 8.3.

     8.4 Insurance Policies. Insurance required hereunder shall be in companies rated "A8" or better in "Best Insurance Guide" or as otherwise approved by Landlord. Whether the insuring party under the provisions of this Article 8 is Landlord or Tenant, Tenant shall, as Additional Rent for the Premises, pay the cost of all insurance required hereunder. Tenant shall, within ten (10) days following demand by Landlord, reimburse Landlord for the cost of insurance obtained by Landlord. Tenant shall, forthwith upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation or Tenant causing such increase in the cost of insurance.

     8.5 Waiver of Subrogation. Subject to first obtaining approval of the insurer and an endorsement to the applicable policies of insurance, Tenant and Landlord each waives any and all rights of recovery against the other or against the officers, employees agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage.

     8.6 Insurance Cancellation. Tenant shall not do anything, or permit anything to be done, in or about the Premises that shall (a) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Premises or the Park or any property located therein, (b) result in a refusal by casualty insurance companies of good standing to insure the Premises or the part or any such property in amounts reasonably satisfactory to Landlord,
(c) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in or about the Premises, (d) cause any increase in the casualty insurance rates applicable to the Premises at the beginning of the term of this Lease or at any time thereafter or (e) be in violation of any certificate of occupancy for the Premises. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations and requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body that shall hereafter perform the function of such association.

     8.7 Hold Harmless. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, losses, costs, damages, liabilities, or causes of action (including attorney's fees) arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or done by Tenant in or about the Premises and shall further indemnity, defend and hold Landlord harmless from and against any and all claims, losses, costs, damages, liabilities or cause of action (including attorney's fees) arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this

Lease or arising from any negligence or intentional act of Tenant or any of its agents, contractors, employees or invitees and from any and all costs, attorney's fees, expenses and all liabilities incurred in the defense of any such claim or action or proceeding brought thereon. Without limiting the generality of the foregoing, the foregoing indemnity and agreement by Tenant to defend and hold Landlord harmless shall extend to any claims, losses, costs, damages, liabilities, or causes of action (including attorney's fees) arising out of or pertaining to failure by Tenant to comply with all laws and regulations concerning the protection of or discharge of materials into the environment. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage arises out of negligence of Landlord. Nothing in this article 8.7, however, shall require Tenant to indemnify, defend or hold Landlord harmless from any claims, liabilities or expenses to the extent such claims, liabilities or expenses are due to Landlord's or Landlord's agents, employees or contractors active negligence or willful misconduct.

9. Damage or Destruction.

     9.1 Partial Damage--Insured. If the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Article 8.2, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, Landlord shall not be required to expend for repairs any funds in excess of the insurance proceeds received by Landlord relating to such damage, nor shall Landlord be responsible for repair or replacement of any of Tenant's personal property, alterations to the Premises not approved by Landlord or any other property of Tenant, and Tenant shall be required to pay the portion of repair costs covered by any deductible amount under the subject insurance policy whether or not the total cost of repair exceeds such deductible amount. In the event that the insurance proceeds otherwise payable by virtue of the damage are reduced or rendered completely unavailable because of acts or omissions of Tenant causing cancellation of, or giving rise to insurer defenses under the insurance policy, Tenant shall be obligated to pay such excess.

     9.2 Damage--Uninsured. In the event the Premises may be damaged by a casualty which is not covered by fire and extended coverage insurance carried by Landlord, then Landlord shall have the option to restore the Premises or elect not to restore and to terminate this Lease. Landlord must give Tenant written notice of its election not to restore within sixty (60) days from the date Landlord receives notice of such damage, and, if not given, Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible, at Landlord's cost. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occupance of such damage.

     9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Landlord pursuant to Article 8.2 (including total destruction required by any authorized public authority). Landlord shall have the option to terminate this Lease as of the date of such total destruction. Subject to Article 9.6, if Landlord elects not to terminate this Lease, the provisions of Article 9.1 and 9.2 shall be applicable.

     9.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last twelve (12) months of the term of this Lease, Landlord or Tenant may, at Landlord's or Tenant's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Landlord or Tenant of Landlord's or Tenant's election to do so within thirty (30) days after Landlord receives notice of the occurrence of such damage.

     9.5 Abatement of Rent.

         (a) If the premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article 9, the Base Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is substantially impaired. Except for abatement, if any, of Base Rent, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, unless Landlord unreasonably interferes with the conduct of Tenant's business within the Premises.

         (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Article 9 and shall not commence such repair or restoration within sixty (60) days after such obligations shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord witten notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. The commencement of preparation of plans and/or specifications or application for permits for repair or restoration shall be deemed commencement of repair or restoration within the meaning of the foregoing provisions of this Article 9.5(b).

     9.6 Tenant's Right to Terminate: If Landlord elects to repair any damage or destruction to the Premises under this Article 9, then unless such damage or destruction is caused by an act of Tenant or Tenant's use of the Premises, Tenant shall have the right to terminate this Lease if Landlord's reasonable estimate of the time required to repair such damage or destruction exceeds one hundred eighty (180) days. Tenant shall exercise such right to terminate, if at all, within ten (10) days after receipt of Landlord's estimate, and if not exercised within such ten (10) day period such right shall terminate and be of no further force or effect.

10. Real Property Taxes.

     10.1 The Payment of Taxes. Tenant shall pay to Landlord as Additional Rent all real property taxes applicable to the Premises and Tenant's pro-rata share (computed in accordance with Article 11.4) of all real property taxes applicable to the Common Areas during the term of this Lease. All such payments shall be made to Landlord on or before the later to occur of (a) 30 days following Landlord's issuance of a bill therefore, accompanied by a copy of Real Estate Tax invoice or (b) fifteen (15) days prior to the delinquency date of such payment. If any such taxes paid by Tenant shall cover any period of the time prior to or after expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant shall fail to pay such taxes to Landlord by the aforesaid date, the amount due Landlord shall bear interest at the Interest Rate from the date the sum is due until Landlord is paid by Tenant. The sum, together with interest, shall be deemed Additional Rent hereunder.

     10.2 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of assessment (other than the improvement bond assessment existing as of the date of this lease), license fee, rent, tax, levy, penalty, imposition or tax, of whatever nature (other than franchise, corporate, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including city, county, state or federal government, or any school, agricultural, lighting, drainage, traffic mitigation costs or other improvement district thereof, as against any legal or equitable interest of Landiord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to Base Rent or other income therefrom, or as against Landlord's business of leasing the Premises, and Tenant shall pay any and all charges and fees which may be imposed by the EPA or other similar governmental regulations or authorities.

     10.3 Joint Assessment. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or other such information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive. In the event that the Premises and related, supporting Common Areas are not the subject of a separate legal parcel and, accordingly, separate real property tax assessment, then Tenant shall pay a portion of the real property taxes for all land and improvements included within the Common Areas, Tenant's share of Common Area real property taxes to be determined on the basis of the percentage set forth in Article 11.4.

     10.4 Personal Property Taxes.

          (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon Leasehold improvements, fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall use its best efforts to cause Leasehold improvements, trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property of Landlord.

         (b) If any of Tenant's personal property shall be assessed with the real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11. Common Areas. When, in fact, there are Common Areas, then the following shall apply:

     11.1 Definitions. The phrase "Common Areas" means all areas and facilities outside of the Premises that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents and employees, customers and invitees. Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways, parking areas and railroad tracks, if any, but specifically do not include areas covered by or within building improvements constructed from time to time by Landlord in the Park. Landlord reserves the right from time to time to make changes in the shape, size, location, number and extent of the land and improvements constituting the Common Areas provided, however, that no such change shall (a) materially increase the obligations or decrease the benefits of Tenant hereunder, or (b) impair Tenant's access to the Premises, and, if appropriate, Tenant's pro rata share of Common Area Charges shall be properly adjusted. Landlord may designate from time to time additional parcels of land for use as a part thereof; and any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord.

     11.2 Maintenance. During the term of this Lease, Landlord shall operate, manage, repair and maintain the Common Areas so that they are clean and free from accumulation of debris, filth, rubbish and garbage. Landlord shall maintain the Common Areas in a good, safe and clean condition and the use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or the public therein, or to close temporarily all or any portion of such Common Areas for such purposes.

     11.3 Tenant's Rights and Obligations. Landlord hereby grants to Tenant, during the term this Lease, the non-exclusive right to use, for the benefit of Tenant and its officers, agents, employees, customers, and invitees, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers, and privileges herein reserved to Landlord. Tenant shall not use the Common Areas for the conduct of its business other than for parking. Without limiting the foregoing, storage, either permanent or temporary, of any materials, supplies, equipment or refuse in the Common Areas is strictly prohibited. Should Tenant violate this provision of the Lease, then in such event, Landlord may, at its option, upon five (5) days written notice to Tenant either terminate this Lease, or, without further notice to Tenant, remove said materials, supplies or equipment from the Common Areas and place such items in storage, the cost thereof to be reimbursed by Tenant within ten (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall be paid to Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten
(10) days from receipt of statement shall constitute a material breach of this Lease. Tenant and its officers, agents, employees, customers and invitees shall park their motor vehicles only in areas designated by Landlord for that purpose from time to time. Tenants shall not at any time park or permit the parking of motor vehicles, belonging to it or to others, so as to interfere with the pedestrian sidewalks, roadways, and loading areas, or in any portion of the parking areas not designated by Landlord for such use by Tenant. Tenant agrees that receiving and shipping goods and merchandise and all removal of refuse shall be made only by way of the loading areas constituting part of the Premises. Tenant shall repair, at its cost, all deterioration or damage to the Common Areas occasioned by its lack of ordinary care. Tenant acknowledges that the Premises are burdened by certain recorded covenants, conditions and restrictions and agrees to comply with the provisions thereof.

     11.4 Common Area Charges. Tenant shall pay to Landlord within 10 days following demand

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

by Landlord, as Additional Rent, (a) Tenant's pro rata share of the cost of (i) operation and management of the Common Areas, including without limitation utility and insurance charges, (ii) maintenance, repairs and replacements (other than those replacements which by their nature are considered capital improvements) to Common Areas or to any property or improvements located thereon, and (iii) maintenance of storm drains located outside the Park which are maintained by Landlord, and which service the Park and (b) the entire amount of such costs and charges to the extent required by reason of any negligent act or omission by Tenant or its agents, invitees, licensees, employees or contractors. Tenant's pro rata share shall be computed by multiplying the aforementioned costs and charges times a percentage obtained by dividing the total square footage of the Premises by the total building square footage of the whole of Landlord's buildings and improvements within the Park. The percentage will initially be Twenty and six-five tenths percent (20.65%). Anything contained in the Lease to the contrary notwithstanding, Common Area charges described in this Article shall exclude: (i) additions to the Common Area; (ii) depreciation on the Premises or any of the Common Areas, other than depreciation on personal property actually used in the maintenance and operation of the Premises or the Common Areas; (iii) all costs of tenant improvements and the cost of any special utility or VAC services supplied to Tenant or any other tenants; (iv) attorneys' fees incurred in preparing, reviewing or enforcing leases; (v) real estate brokerage commissions; (vi) fines and penalties; (vii) loan fees, points and other financing costs; and (viii) any costs reimbursed to Landlord by other tenants or from insurance of condemnation proceeds.

     11.5 Construction. Landlord or Tenant, while engaged in constucting improvements or making repairs or alterations in or about the Premises or in their vicinity, shall have the right to make reasonable use of the Common Areas.

12. Utilities. Tenant shall pay for, as Additional Rent, all water, gas, heat, light power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant. Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

13. Assignment and Subletting.

     13.1 Assignment, Mortgage and Subletting.

         (a) Neither Tenant, nor Tenant's legal representatives, successors or assigns, shall assign, mortgage or encumber this Lease, or sublease, or use or occupy or permit the Premises or any part thereof to be occupied by others without the prior written consent of Landlord, and any assignment, mortgage, encumbrance or sublease without Landlord's prior written consent shall be voidable, at the option of Landlord, and, at the further option of Landlord, shall terminate this Lease. Landlord shall consent to an assignment of the Lease or subletting to any corporation which controls, is controlled by or is under common control with Tenant, or to a transfer of the Lease by operation of law resulting from a merger, consolidation, liquidation, or change in fifty percent (50%) or more of the voting control of Tenant, or to any person or entity which acquires all of the assets of Tenant's business as a going concern, provided that (i) the business reputations, creditworthiness and net worth of the person or entity to which the Lease is assigned or transferred or the Premises are sublet are reasonably acceptable to Landlord, (ii) such person or entity uses the Premises for the purposes specified in the Lease and for no other purpose, and (iii) Tenant remains fully liable under this Lease. If this Lease be assigned, or if the Premises or any part thereof be subleased or occupied by any other party other than Tenant, Landlord may, after default by Tenant, collect Base Rent and Additional Rent from the Assignee, Sublease or occupant and apply the net amount collected to the Base Rent and Additional Rent herein reserved, but no such assignment, sublease occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, sublessee or occupant as Tenant, or release of Tenant from the further performance by Tenant of the obligations on the part of Tenant herein contained. Any sale or other transfer, including consolidation, merger, or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interests in the Tenant, if Tenant is a partnership, shall be an assignment for purposes of this Article 13.1. As used in this
Article 13.1 the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interests of said guarantor.

         (b) Notwithstanding any contrary provision of the foregoing, but subject to Article 13.1(d),

Tenant may assign this Lease or sublease the Premises upon the following express conditions:

         (1) that Tenant provide Landlord with written notice of its intent to assign or sublease the Premises, which notice is accompanied by copies of the proposed assignment or sublease to be executed by Tenant and the proposed assignee or sublessee and all documents relating thereto, at least ten (10) days before the effective date of the proposed assignment or sublease;

         (2) that the proposed assignee or sublessee shall be subject to the prior written consent of landlord, which consent will not be unreasonably withheld, but without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

                  (i) the use to be made of the Premises by the proposed assignee or sublease (x) is not generally consistent with the character and nature of all other tenancies in the Park, or
                  (y) conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage Lease to, another tenant of the Park, or (z) would be prohibited by any other portion of this Lease; or

                  (ii) the character, creditworthiness, reputation and financial responsibility of the proposed assignee or sublessee are not satisfactory to Landlord;

         (3) that Tenant shall pay to Landlord Landlord's then standard processing fee and shall reimburse Landlord for all reasonable attorney's fees incurred by Landlord in connection therewith, not to exceed $1,000, whether or not such proposed assignment or sublease is consented to by Landlord;

         (4) that any proposed assignee shall execute an assignment and assumption agreement on Landlord's then standard form, pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease. Any such agreement shall be delivered to Landlord not later than 5 days after the effective date thereof;

         (5) that any proposed subleasee shall execute a sublease agreement in form satisfactory to Landlord, pursuant to which it agrees to faithfully perform and to be bound by all of the terms, conditions and agreements of this Lease as the same relate to the subleased Premises. Any such agreement shall be delivered to Landlord not later than five days after the effective date thereof; provided, however, that such agreement shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and provided, however, that such agreement shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto; and;

         (6) that the consent by Landlord to an assignment or sublease shall not in any way be construed to relieve Tenant or the assignee or the sublessee from obtaining the express consent in writing of Landlord to any further assignment or sublease or to release Tenant from any liability whether past, present or future under this lease or to release Tenant from any liability under this Lease because of Landlord's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease.

         (7) that Tenant shall not be in default under the terms and provisions of this Lease as of the date of the proposed assignment or sublease.

     (c) In the event Landlord consents to an assignment of this Lease and Tenant receives cash or other consideration, in respect of such assignment, Tenant shall pay to Landlord, upon receipt thereof, seventy-five percent (75%) of any such cash or other consideration received by Tenant which is properly attributable to the assignment, after first deducting therefrom any leasing commission paid for by Tenant and the cost of necessary improvements to the Premises approved by Landlord and paid for by Tenant, and Tenant's out of pocket costs incurred in connection with such assignment sublease. In the event that Landlord consents to a sublease of the Premises, Tenant shall pay to Landlord, upon receipt thereof, seventy-five percent (75%) of any rent or other consideration received by Tenant as a result of such Sublease, after first deducting therefrom any leasing commissions paid for by Tenant in connection with such sublease, whether denominated as rent under the sublease or otherwise, and Tenant's out of pocket costs incurred in connection with such assignment sublease which exceed, in the aggregate, the Base Rent and Additional Rent (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease).

         (d) Notwithstanding the foregoing provisions of this Article 13, it is expressly agreed and understood that Landlord shall have the option to terminate this Lease rather than approve the assignment or sublease hereof. Tenant understands and acknowledges that such option is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth. Should Landlord elect to terminate the Lease, Tenant shall have three (3) business days to withdraw the request for Assignment.

14. Defaults; Remedies.

     14.1 Defaults. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         (a) The vacating or abandonment of the Premises by Tenant.

         (b) The failure by Tenant to make any payment Base Rent or Additional Rent required to be made by Tenant hereunder as when due, except that Tenant shall have a grace period of five (5) days after delivery of written notice from Landlord (which notice Tenant agrees shall be inclusive of and in lieu of the notice requirements of California Civil Code sec. 1161). Notwithstanding the foregoing, Landlord shall not be required to provide such written notice more than two (2) time in each twelve (12) month period after the commencement Date.

         (c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (d) (i) The making by Tenant of any general assignment, or general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

              (e) The failure by Tenant to substantially complete the Special Improvements to the Premises on or before March l, 1996.

     14.2 Remedies in Default. In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

         (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including be not limited to:

                  (i) the cost of recovering possession of the Premises; and

                  (ii) expenses of reletting, including necessary renovation and alteration of the Premises; and

                  (iii) reasonable attorney's fees, any real estate commission actually paid, and that portion of the leasing commission, if any, paid by Landlord pursuant to Article 18 applicable to the unexpired term of this Lease; and

                  (iv) the worth at the time of award of the unpaid Base Rent and Additional Rent that had been earned at the time of termination of this Lease; and

                  (v) the worth at the time of award of the amount by which the unpaid Base Rent and Additional Rent that could have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rental that Tenant proves could have been reasonably avoided; and

                  (vi) the worth at the time of award of the amount by which the unpaid Base Rent and Additional Rent that could have been earned for the balance of the term of this Lease after the time of award exceeds the amount of the loss of Base Rent that Tenant proves could have been reasonably avoided; and

                  (vii) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. Unpaid installments of Base Rent or Additional Rent shall bear interest from the date due at the Interest Rate. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (1) retaking possession of the Premises and recovering from Tenant the amount specified in this Article 14.2(a) or (2) proceeding under article 14.2(b). As used in this paragraph, the term "the worth at the time of award" is to be computed by discounting the amount of award by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

         (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to all of Landlord's rights and remedies under this Lease including the right to recover Base Rent and Additional Rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

     14.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required by Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to holder of any mortgage or deed of trust covering the Premises, whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of the Landlord's obligation is such that more than (30) days are required for performance, then Landlord shall not be in default if Landlord or any such lienholder commences performance within such thirty (30) period and thereafter diligently prosecutes the same to completion.

     14.4 Late Charges. Tenant hereby, acknowledges that late payment by Tenant to Landlord of Base Rent or Additional Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the term of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Base Rent or Additional Rent due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is past due, then Tenant shall pay to Landlord a late charge of five percent (5%) of such overdue amount, and interest shall accrue on the overdue installment at the Interest Rate calculated from the time that payment was first due under the terms of this Lease. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     14.5 Cure by Landlord. Landlord, at any time after Tenant commits a default, which remains uncured after any applicable cure period, may take steps to remedy the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord at the time the sum is paid shall be due immediately from Tenant to Landlord, and if paid at a later date shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest shall be deemed Additional Rent hereunder.

15. Condemnation.

         If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the floor area of the Premises is taken by condemnation, or parking is taken such that 25% or more of the floor area of the Premises becomes unusable by Tenant, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession. If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided that unless and until the Premises are restored as provided in the next sentence, the Base Rent shall be reduced in the proportion that the floor area taken bears to the total original floor area of the Premises. In the event this Lease is not so terminated, then Landlord agrees, at Landlord's sole cost, as soon as reasonably possible, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the Threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the Leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant's trade fixtures, removable personal property, and moving expenses.

16. General Provisions.

     16.1 Tenant Estoppel; Financial Statements.

         (a) Tenant shall at any time upon not less than fifteen (15) days prior written notice from landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect without any claim by Tenant against Landlord (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         (b) Tenant's failure to deliver such statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect and without any claim of Tenant against Landlord, without modification except as may be represented by Landlord, and (ii) not more than one (1) month's rent has been paid in advance.

         (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord and/or Landlord's lender in confidence and shall be used only for the purposes herein set forth.

     16.2 Landlord's Interest. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground Lease of the Premises. In the event of any transfer of such title or interest, and assumption of the Landlord's interest herein by the transferee Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding upon Landlord's successors and assigns, only during their respective periods of ownership. Tenant hereby agrees to attorn any assignee of Landlord's interest hereunder, whether such assignment is voluntary or by operation of law.

     16.3 Severability. In the event any term, covenant, condition, provision or agreement herein is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

     16.4 Time of Essence. Time is of the essence.

     16.5 Captions. Article and paragraph captions are not a part hereof.

     16.6 Incorporation of Prior Agreement; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may me modified in writing only, signed by the paries in interest at the time of the modification.

     16.7 Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Base Rent or Additional Rent hereunder by Landlord shall not be a waiver of any existing breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular Base Rent or Additional Rent so accepted, regardless of Landlord's knowledge of such existing breach at the time of acceptance of such Base Rent or Additional Rent.

     16.8 Short Form Lease. Tenant agrees to execute, deliver and acknowledge, at the request of Landlord, a short form of this Lease satisfactory to counsel for Landlord, and Landlord may in its sole discretion record this Lease or such short form in the county where the Premises are located. Tenant shall not record this Lease, or a short form of this Lease, without Landlord's prior written consent.

     16.9 Holding Over. If Tenant remains in possession of the premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to 125% of the amount of the last monthly Base Rent plus all other charges payable hereunder, and upon the terms hereof applicable to month to month tenancy. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Landlord, Tenant shall be in default of this Lease and Landlord shall be entitled to pursue any remedy now or hereafter available to Landlord under the laws or judgment decisions of the State of California.

     16.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     16.11 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

     16.12 Binding Effect; Choice of Law; Proration. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Article 13.1, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by and construed in accordance with the laws of the State of California. All prorations shall be on the basis of a thirty (30) day month.

     16.13 Subordination. Tenant agrees that this Lease shall be subordinate to any mortgages or deeds of trust that may hereafter be placed upon the Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Within fifteen (15) days after written request from Landlord, Tenant shall execute any documents that may be necessary or desirable to effectuate the subordination of this Lease to any such mortgages or deeds of trust and shall execute estoppel certificates as requested by Landlord from time to time in the standard form of any such mortgagee or beneficiary. Anything contained in the Lease to the contrary notwithstanding, Tenant's obligation to subordinate its rights under the Lease to a subsequent ground lessor, mortgagee, beneficiary under a deed of trust, or any lending entity, shall be conditioned upon Landlord first delivering to Tenant a nondisturbance agreement from such ground lessor, mortgagee, beneficiary or lender substantially in the form of Exhibit "C" attached hereto, which form is hereby approved by Tenant.

     16.14 Attorney's Fees. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees and court costs to be paid by the losing party as fixed by the court.

     16.15 Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times upon reasonable notice (or, during emergencies, at any time) for the purpose of inspecting the same, showing the same to prospective tenants, purchasers or lender, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable.

     16.16 Quiet Enjoyment. Upon Tenant's paying the Base Rent and any Additional Rent required hereunder and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the term of this Lease as against all persons or entities lawfully claiming by or through Landlord.

     16.17 Merger. The voluntary or other surrender of this Lease by Tenant or termination of this Lease by Tenant's default, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies, or may at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

     16.18 Authority. Each individual executing this Lease on behalf of a party hereto represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said party, and that this Lease is binding upon said party corporation in accordance with its terms.

     16.19 Landlord's Liability. The liability of Landlord hereunder or in connection with the Premises shall be limited to its interest therein, and in no event shall any other assets Landlord or any constituent partner of Landlord be subject to any claim arising out of or in connection with this Lease.

     16.20 Financing. Tenant shall not execute any document purporting to affect the Premises or any other property of which the Premises are a part, including, without limitation, any financing statement, without prior written consent of Landlord, which may be withheld or conditioned in Landlord's sole discretion.

     16.21 Landlord's Approval. The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interest in the Park and under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

17. Performance Bond. At any time Tenant either desires to or is required to make any repairs, alterations, additions, improvements or utility installation thereon, pursuant to Articles 7.2, 7.5 or 9.2 herein or otherwise, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord payment and performance bonds in amounts equal to one and one-half (1-1/2) times the estimated cost of such repairs or improvements, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

18. Brokers. It is acknowledged and agreed by both parties that C.B. Commercial and Wayne Mascia & Associates are the only brokers representing either party in this transaction. It is agreed that Landlord will pay a commission for this Lease transaction and CB Commercial and Wayne Mascia Associates split, 50/50, the commission for the remaining term of the existing Tenant's (Henkel Research Corporation) lease term. For the remaining term of the Lease, Wayne Mascia Associates will receive 100% of the proceeds. The commission shall be calculated at the rate of 5% of the Base Rent for the first 60 months of the Lease Term and 2% of the Base Rent for the remaining 60 months of the Lease Term. Apart from the foregoing, each party represents that it has not had any dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner and that no commissions are due to any brokers whatsoever other than such commissions as may be due or may become due to the above-named brokers. Each party agrees to defend indemnify and hold harmless the other party from and against all costs, expenses, and/or damages, resulting from any claims that my be asserted against such other party by any broker, finder, or other person, with whom the indemnifying party has or purportedly has dealt.

19. Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the Interest Rate from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

20. Interest Rate. As used herein, the term "Interest Rate" shall mean a per annum rate of interest equal to three percentage points (3%) above the rate most recently announced by Wells Fargo Bank, National Association, at its principal office in San Francisco as its "Prime Rate" serving as the basis upon which effective rates of interest are calculated for those transactions making reference thereto, but in no event in excess of the then highest applicable usury limit, if any, under Federal or state law.

21. Signs, etc. Tenant may affix and maintain on the exterior of the Premises only such signs, names, insignia, trademarks and other descriptive material of any kind as shall have first received the written approval of Landlord as to type, size, color, location and other design qualities. Landlord review of proposed signs and other items described in this Article 21 shall be made in accordance with the sign criteria attached hereto as EXHIBIT B. The provisions of this Article 21 shall likewise apply to any signs or other item as aforesaid which may be placed in any window area within and which shall be visible for the exterior of the Premises. Notwithstanding any other provision of this Lease, in no event shall Tenant make any other alterations or additions to or improvement on or visible from the exterior of the Premises without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion.

22. Notices. Whenever under this Lease provision is made for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by registered United States mail, postage prepaid, return receipt requested, addressed at the address set forth hereinbelow:

             To Landlord:         Santa Rosa Corporate Center Associates
                                  Attention: John W. Hopkins
                                  2255 Challenger Way, Suite 101
                                  Santa Rosa, CA 95407

             with a copy to:      Metropolitan Life Insurance Company
                                  Attention: Assistant Vice President & Regional
                                  Manager
                                  101 Lincoln Centre Drive, 6th Floor
                                  Foster City, CA 94404

             with a copy to:      O'Donnell, Hopkins & Partners
                                  Attention: Mr. Donald Grant
                                  2201 Dupont Drive, Suite 100
                                  Irvine, CA 92715

             To Tenant:           H.O.H. Burkhardt
                                  Vice President
                                  Verticom, Inc.
                                  1269 Corporate Center Parkway
                                  Santa Rosa, CA 95407

23. Control of Lease Over Laws of General Application. Tenant hereby acknowledges and agrees that the terms, covenants, conditions and provisions of the Lease shall control the rights and obligations of Landlord and Tenant with regard to the subject matter of the Lease, and shall supersede any laws of general application which would otherwise control if the Lease was silent as to such matters, including but not limited to the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor laws regarding Tenant's right to make repairs to the Premises at the expense of Landlord (governed by Article 7 of the Lease); the provisions of Sections 1932 (2) and 1933 (4) of the California Civil Code and any similar or successor laws regarding the termination of leases based upon damage or destruction of leased premises (governed by Article 9 of the Lease); the provisions of Section 1265.130 of the California Code of Civil Procedure regarding petitions to courts of law to terminate a lease in the event of a partial taking by condemnation (governed by Article 15 of the Lease); and the provisions of California code of Civil Procedure

     The parties hereto have executed this Lease on the dates specified immediately adjacent to their respective signatures.


Executed at Santa Rosa, California on Nov 3, 1995.

LANDLORD:                              TENANT:

SANTA ROSA CORPORATE CENTER            VERTICOM, INC.
ASSOCIATES, a California
general partnership

By:                                    By: /s/ Richard E. Hejmanowski
    O'Donnell, Hopkins &                   --------------------------
    Partners/San Francisco                     Richard E. Hejmanowski
    a California partnership           Its:    CEO and President


By: /s/ Donald S. Grant                By: /s/ H.O.H. Burkhardt
    ----------------------------          ---------------------------
    Donald S. Grant                            H.O.H. Burkhardt
    Trustee of the                     Its:    Vice President and CFO
    Donald S. Grant Revocable
    Trust dated May 5, 1987,
    partner

         -OR-

By:  /s/ John W. Hopkins
    ---------------------------
     John W. Hopkins, Partner